Exhibit 99.1

Independence Realty Trust and Steadfast Apartment REIT Complete Strategic Merger

PHILADELPHIA, PA and IRVINE, CA, December 16, 2021 -- (BUSINESS WIRE) -- Independence Realty Trust, Inc. (NYSE: IRT) (“IRT”) and Steadfast Apartment REIT, Inc. (“STAR”) today announced the completion of the merger transaction between the two companies, forming a combined company with an equity market capitalization of approximately $5.6 billion and a total enterprise value of approximately $8.3 billion, as of market close on December 15, 2021. The transaction was previously approved by both companies’ stockholders at their respective special meetings held on December 13, 2021. The combined company, headquartered in Philadelphia, Pennsylvania, will retain the Independence Realty Trust name and will trade under the existing ticker symbol “IRT” on the New York Stock Exchange.

“We are excited to announce the successful completion of our merger with STAR, together forming a leading public multifamily REIT focused on the high-growth U.S. Sunbelt region,” said Scott F. Schaeffer, IRT’s Chairman and CEO. “Our combined company creates a best-in-class operating platform, further redevelopment opportunities and notable economies of scale in markets where we expect to benefit from strong growth fundamentals. We remain on-track to generate approximately $28 million in annual synergies and realize the immediate accretion to Core FFO per share. Our future is bright as we unite two high-quality portfolios in attractive non-gateway markets, and look to strengthen and expand our business, while delivering long-term value for our stakeholders.”

Leadership and Organization

Concurrently with the completion of the merger, the number of directors on IRT’s Board of Directors was increased to 10, and five incumbent directors of the STAR Board of Directors, Stephen R. Bowie, Ned W. Brines, Ana Marie del Rio, Ella S. Neyland and Thomas H. Purcell, joined the following five incumbent directors of the IRT Board of Directors, Scott F. Schaeffer, Richard D. Gebert, Melinda H. McClure, DeForest Blake Soaries Jr., and Lisa Washington. Scott F. Schaeffer continues to serve as CEO and Chairman of the Board of Directors.

James J. Sebra continues to serve as Chief Financial Officer of the combined company. Farrell Ender continues to serve as President of the combined company. Jessica Norman, formerly IRT’s Executive Vice President and General Counsel, serves as Chief Legal Officer of the combined company. Ella S. Neyland, formerly STAR’s President, Chief Financial Officer and Treasurer, joined the combined company as its Chief Operating Officer.

The Merger

As a result of the merger, each former share of STAR common stock has been converted into 0.905 shares of newly issued IRT common stock, and cash in lieu of fractional shares. On a pro forma basis former STAR common stockholders hold approximately 47% of the combined company’s common equity, with continuing IRT common stockholders holding approximately 53% of the combined company.

Portfolio Optimization and Capital Allocation Update

As part of the merger, IRT identified nine assets to sell in order to manage market concentrations. In the fourth quarter of 2021, five assets were sold, two from the legacy IRT portfolio and three from STAR, while the remaining four legacy IRT assets are expected to be disposed of during the first quarter of 2022. IRT expects to receive total gross proceeds of approximately $404 million for the nine assets sold, representing an economic cap rate of approximately 3.8%. Proceeds from these non-core asset sales, along with proceeds received from IRT’s July forward equity offering totaling approximately $271.8 million will be used to pay down debt of the combined company.

Advisors

Barclays is acting as lead financial advisor and BMO Capital Markets is acting as financial advisor, and Troutman Pepper Hamilton Sanders LLP is acting as legal advisor to IRT. RBC Capital Markets and Robert A. Stanger & Co. are acting as financial advisors, and Morrison & Foerster LLP is acting as legal advisor to STAR.

About IRT

Independence Realty Trust (NYSE: IRT) is a real estate investment trust that owns and operates multifamily apartment properties across non-gateway U.S. markets, including Atlanta, Dallas, Louisville, Memphis, Raleigh and Tampa. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return on capital through distributions and capital appreciation. More information may be found on IRT’s website www.irtliving.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the combined company operates and beliefs of and assumptions made by IRT management, involve uncertainties that could significantly affect the financial results of the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the merger, including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. All statements that address financial and operating performance, events or developments that we expect or anticipate will occur or be achieved in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: risks related to the impact of COVID-19 and other potential future outbreaks of infectious diseases on our financial condition, results of operations, cash flows and performance and those of our residents as well as on the economy and real estate and financial markets; changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could limit our ability to lease units or increase rents or that could lead to declines in occupancy and rent levels; uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital; inability of tenants to meet their rent and other lease obligations and charge-offs in excess of our allowance for bad debt; legislative restrictions that may delay or limit collections of past due rents; risks endemic to real estate and the real estate industry generally; impairment charges; the effects of natural and other disasters; delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives; any effects of the completion of the merger, including failure to realize the cost savings, synergies and other benefits expected to result from the merger; the ability to successfully integrate the IRT and STAR businesses; unexpected costs of REIT qualification compliance; unexpected changes in our intention or ability to repay certain debt prior to maturity; inability to sell certain assets within the time frames or at the pricing levels expected; costs and disruptions as the result of a cybersecurity incident or other technology disruption; and share price fluctuations those additional risks and factors discussed in reports filed with the Securities and Exchange

Commission by IRT from time to time, including those discussed under the heading “Risk Factors” in our most recently filed reports on Forms 10-K and 10-Q. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust, Inc. Contact
Edelman Financial Communications & Capital Markets
Ted McHugh and Lauren Torres
917-365-7979
IRT@edelman.com

Source: Independence Realty Trust, Inc.